Exhibit 4.1

NUMBER

SHARES

rackspace® HOSTING

SEE REVERSE SIDE FOR CERTAIN RESTRICTIONS.

RACKSPACE HOSTING, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies That

Is the Owner of

Fully paid and non-assessable shares of common stock, par value $.001 per share of Rackspace Hosting, Inc. Transferable only on the books of the corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the Facsimile Seal of the Corporation and the Facsimile Signatures of its duly authorized officers.

CERTIFICATE OF STOCK

LANHAM NAPIER
PRESIDENT AND CHIEF EXECUTIVE OFFICER

RACKSPACE HOSTING, INC.
CORPORATE SEAL
1998
DELAWARE

ALAN SCHOENBAUM
SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, NY)
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

© SECURITY-COLUMBIAN UNITED STATES BANKNOTE CORPORATION

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT –	_______ Custodian _______
TEN ENT	–	as tenants by the entireties		(Cust) (Minor)
JT TEN	–	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as tenants in		Act ____________________
		common		(State)

TOD	–	transfer on death direction in	UNIF TRF MIN ACT –	_____ Custodian (until age ____)
		event of owner’s death, to		(Cust)
		person named on face and		_________ under Uniform Transfers
		subject to TOD rules referenced.		(Minor)
to Minors Act _______________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

        IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X
X
NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

BY
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.